UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 14, 2008

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William H. Walker, Jr.

On April 14, 2008, the Board of Directors of Evergreen Energy Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee, appointed William H. Walker, Jr. to the Board of Directors as a Class I director.  Additionally, Mr. Walker will assume the duties as the Company’s non-executive Chairman of the Board.  The Board has determined that Mr. Walker is “independent” within the meaning of the NYSE Arca Equities Rule 5.3(k) and he has no material relationship or reportable transactions with the Company under Item 404(a) of Regulation S-K.  Mr. Walker is a former officer and director of Howard Weil, an investment banking firm and currently serves on the board of directors of Cleco Corporation.  At the present time, Mr. Walker does not serve on any standing committees of the Board.

Mr. Walker, as a non-employee director and Chairman of the Board, participates in the standard non-employee director compensation arrangements described in the Company’s 2007 proxy statement and receives $500 per day when conducting business and strategic planning on behalf of the Company.  Consistent with the Company’s current policies, Mr. Walker received an option to purchase 50,000 shares of our common stock at an exercise price of $1.50 per share, the closing market price on April 15, 2008.  The options are immediately exercisable and expire on April 14, 2011.

John V. Lovoi

On April 15, 2008, the Board of Directors of the Company accepted the resignation of John V. Lovoi.  Mr. Lovoi was a member of the Company’s Finance and Audit Committees.  Mr. Lovoi resigned to pursue personal business interests and there is no known disagreement between the Company and Mr. Lovoi on any matter relating to the Company’s operations, policies or practices.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On April 16, 2008, the Company issued a press release regarding the matters set forth in Item 5.02 of this Current Report.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: April 16, 2008	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

EVERGREEN ENERGY INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated April 16, 2008.